SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed  by  the  registrant     [X]

Filed  by  a  party  other  than  the  registrant     [  ]

Check  the  appropriate  box:
[ ]     Preliminary  proxy  statement
[X]     Definitive  proxy  statement
[ ]     Definitive  additional  materials
[ ]     Soliciting  material  under  Rule  14a-12

                        RACING CHAMPIONS ERTL CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                   Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  filing  fee  (Check  the  appropriate  box):
[X]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title  of  each  class  of  securities  to  which transaction applies:
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)  Proposed  maximum  aggregate  value  of  transaction:
     (5)  Total  fee  paid:
     [ ]  Fee  paid  previously  with  preliminary  materials:
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount  previously  paid:
     (2)  Form,  schedule  or  registration  statement  no.:
     (3)  Filing  party:
     (4)  Date  filed:

                        RACING CHAMPIONS ERTL CORPORATION
                               800 ROOSEVELT ROAD
[Racing Champions             BUILDING C, SUITE 320
     Ertl Logo]            GLEN ELLYN, ILLINOIS 60137

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2002

     The Annual Meeting of Stockholders of Racing Champions Ertl Corporation, a Delaware corporation (hereinafter called the Corporation), will be held at The Signature Room at Seven Bridges, 6440 Double Eagle Drive, Woodridge, Illinois 60517 on Friday, May 10, 2002, at 11:00 a.m., local time, for the following purposes:

     1. To elect seven directors to serve until the 2003 Annual Meeting of Stockholders.

     2. To approve and adopt the Racing Champions Ertl Corporation Employee Stock Purchase Plan.

     3. To approve and adopt an amendment to the Racing Champions Ertl Corporation Stock Incentive Plan to increase the aggregate number of shares of the Corporation's common stock that may be issued pursuant thereto from 1,500,000 to 2,300,000.

     4. To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the stockholders of a Delaware corporation at their annual meeting.

By  order  of  the  Board  of  Directors

Glen  Ellyn,  Illinois
April  5,  2002

                                          JODY  L.  TAYLOR,

                                          Secretary

     STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 25, 2002 ARE ENTITLED TO VOTE AT THE MEETING. YOUR VOTE IS IMPORTANT TO ENSURE THAT A
MAJORITY OF THE STOCK IS REPRESENTED. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER FIND THAT YOU MAY BE PRESENT AT THE MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

                        RACING CHAMPIONS ERTL CORPORATION
[Racing Champions   800 ROOSEVELT ROAD, BUILDING C, SUITE 320
    Ertl Logo]             GLEN ELLYN, ILLINOIS 60137

           PROXY STATEMENT FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2002

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Racing Champions Ertl Corporation of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders of the Corporation to be held at The Signature Room at Seven Bridges, 6440 Double Eagle Drive, Woodridge, Illinois 60517 on May 10, 2002, at 11:00 a.m. local time, and any adjournments thereof. This proxy material is being mailed on or about April 5, 2002 to stockholders of record at the close of business on March 25, 2002.

     The shares represented by each valid proxy received in time will be voted at the meeting and, if a choice is specified on the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to the Corporation, the shares represented thereby will be voted in FAVOR of the election of the directors listed in the enclosed proxy, in FAVOR of the approval of the Racing Champions Ertl Corporation Employee Stock Purchase Plan (the "Purchase Plan") and in FAVOR of a proposal to amend the Racing Champions Ertl Corporation Stock Incentive Plan (the "Incentive Plan") to increase the aggregate number of shares of the Corporation's common stock, par value $0.01 per share (the "Common Stock"), that may be issued pursuant thereto from 1,500,000 to 2,300,000.

     Stockholders may revoke proxies at any time to the extent they have not been exercised by giving written notice to the Corporation or by a later executed proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy. The cost of solicitation of proxies will be borne by the Corporation. Solicitation will be made primarily by use of the mails; however, some solicitation may be made by employees of the Corporation, without additional compensation therefor, by telephone, by facsimile, or in person. Only stockholders of record at the close of business on March 25, 2002 will be entitled to notice of and to vote at the meeting. On the record date, the Corporation had outstanding 14,630,124 shares of Common Stock entitled to one vote per share.

     A majority of the votes entitled to be cast with respect to each matter submitted to the stockholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. Approval of each matter specified in the notice of the meeting requires the affirmative vote of a majority, or in the case of the election of directors a plurality, of the shares represented at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement and will not count toward the determination of whether such matters are approved or directors are elected. The Inspector of Election appointed by the Board of Directors will count the votes and ballots.

                              ELECTION OF DIRECTORS

     It is intended that shares represented by proxies in the enclosed form will be voted for the election of the nominees named in the following table to serve as directors for a term of one year and until their successors are elected, unless contrary instructions are received. As indicated below, each person nominated by the Board of Directors is an incumbent director. The Corporation anticipates that the nominees listed in this Proxy Statement will be candidates when the election is held. However, if an unexpected occurrence should make it necessary, in the judgment of the proxy holders, to substitute some other person for any of the nominees, proxies will be voted for a substitute nominee selected by the proxy holders (except where a proxy withholds authority with respect to the election of directors).

NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS                    AGE  DIRECTOR SINCE
----------------------------------------------------------------------------------  ---  --------------
ROBERT E. DODS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53            1996

Chairman of the Board of Directors and Chief Executive Officer of the Corporation since July 1998. President of the Corporation from April 1996 to
July 1998.  Mr. Dods co-founded Racing Champions, Inc. ("RCI"), the
Corporation's predecessor, in 1989.

BOYD L. MEYER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60            1996

Vice Chairman of the Board of Directors of the Corporation since
October 2000.  President of the Corporation from July 1998 to October 2000.
Executive Vice President of the Corporation from April 1996 to July 1998.
Mr. Meyer co-founded RCI in 1989.

PETER K.K. CHUNG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48            1996

President of Racing Champions Limited ("RCL") since April 1996.
Mr. Chung formed the predecessors to RCL in 1989 to handle the overseas operating activities of RCI.

                                        2

AVY H. STEIN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47            1996

A founder and Managing Director of Willis Stein & Partners, L.L.C. since
1994.  Prior to founding Willis Stein & Partners, L.L.C., Mr. Stein served as a
Managing Director of Continental Illinois Venture Corporation from 1989 through 1994. Mr. Stein is a director of Tremont Corporation and CTN Media
Group, Inc.

DANIEL M. GILL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38            1996

A founder and Managing Director of Willis Stein & Partners, L.L.C. since
1994.  Prior to founding Willis Stein & Partners, L.L.C., Mr. Gill served as a
Managing Director of Continental Illinois Venture Corporation from 1990 through 1994. Mr. Gill is a director of CTN Media Group, Inc.

JOHN S. BAKALAR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54            1997

Mr. Bakalar is currently a private investor.  From May 1993 to November
1997, Mr. Bakalar was President and Chief Operating Officer of
Rand-McNally, Inc., a printing and publishing company.

JOHN J. VOSICKY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53            1997

Mr. Vosicky is currently a private investor.  From July 1994 to July 2001,
Mr. Vosicky was Executive Vice President and Chief Financial Officer of
Comdisco Inc., a technology services company.  On July 16, 2001, Comdisco,
Inc. and 50 of its domestic U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States
Bankruptcy Court for the Northern District of Illinois.

DIRECTORS  MEETINGS  AND  COMMITTEES

     The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors held four meetings in 2002, and all directors other than Mr. Stein attended at least 75% of the meetings of the Board and the committees thereof of which they were a member.

     The Board's Audit Committee is comprised of Messrs. Gill (Chairman), Bakalar and Vosicky. The Audit Committee is responsible for recommending to the Board the appointment of independent auditors, reviewing the scope of annual audit activities of the auditors, reviewing the Corporation's balance sheet, statement of operations and cash flows, approving the audit fee payable to the auditors and reviewing audit results. The Audit Committee held two meetings in 2001.

     The  Board's  Compensation  Committee  is  comprised  of  Messrs.  Stein
(Chairman), Dods and Vosicky. The Compensation Committee, in addition to such other duties as may be specified by the Board, reviews and recommends to the Board the compensation structure for the

Corporation's officers and other managerial personnel, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, noncash perquisites and other forms of compensation. The Compensation Committee also administers the Corporation's 1996 Key Employees Stock Option Plan and the Incentive Plan. If approved by the stockholders, the Compensation Committee will administer the Purchase Plan. The Compensation Committee held one meeting in 2001.

FEES  OF  INDEPENDENT  AUDITORS

     Audit Fees. Arthur Andersen LLP billed the Corporation $185,000 in fees for professional services rendered for the audit of the Corporation's financial statements for the fiscal year ended December 31, 2001, and for the review of the interim financial statements in the Corporation's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2001.

     Financial Information Systems Design and Implementation Fees. Arthur Andersen LLP did not render any professional services to the Corporation for information technology advice during the fiscal year ended December 31, 2001.

     All Other Fees. Arthur Andersen LLP billed the Corporation $73,260 in fees for all other professional services rendered to the Corporation during the fiscal year ended December 31, 2001. These services primarily consisted of tax services and services relating to employee benefit plans.

     The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Arthur Andersen LLP.

REPORT  OF  THE  AUDIT  COMMITTEE

     The Audit Committee is comprised of three members of the Corporation's Board of Directors. Each member of the Audit Committee is independent as defined in Rule 4200(a)(14) for the listing standards of the Nasdaq Stock Market. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which has been adopted by the Board of Directors.

     The  Audit  Committee  has:

     - reviewed and discussed the Corporation's audited financial statements for the fiscal year ended December 31, 2001, with the Corporation's management and with the Corporation's independent auditors;

     - discussed with the Corporation's independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

     - received and discussed the written disclosures and the letter from the Corporation's independent auditors required by Independence Standards Board Statement No. 1 (Independence discussions with Audit Committees).

     Based on such review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission (the "SEC").

                                AUDIT COMMITTEE:
                                Daniel M. Gill
                                John S. Bakalar
                                John J. Vosicky

COMPENSATION  OF  DIRECTORS

     Directors who are employees of the Corporation or are affiliates of Willis Stein & Partners, L.P. receive no compensation for services as members of either the Board of Directors or committees thereof. Other directors receive an annual retainer of $7,500, payable in cash, and receive a fee of $1,000 for each Board meeting attended and $1,000 for each committee meeting attended. Fees for attendance at Board meetings and committee meetings may not exceed $1,000 per day. In October 2001, the Corporation issued 15,000 stock options to Mr. Bakalar and 15,000 stock options to Mr. Vosicky, the Corporation's outside directors, at an exercise price of $7.94 per share. These options were issued in lieu of certain retainer and meeting fees.

EXECUTIVE  OFFICERS

     The following table sets forth the name, age, current position and principal occupation and employment during the past five years of the executive officers of the Corporation who are not directors:


NAME                 AGE         CURRENT POSITION                   OTHER POSITIONS
-------------------  ---  -------------------------------  ----------------------------------
Peter J. Henseler .   43  President since October 2000     Executive Vice President-Sales and
                                                           Marketing from March 1999 to
                                                           October 2000.  Senior Vice
                                                           President-Sales and Marketing from
                                                           July 1998 to March 1999.  Vice
                                                           President-Marketing from April
                                                           1996 to July 1998.

Curtis W. Stoelting   42  Chief Operating Officer since    Vice President-Finance and
                          October 2000 and Executive Vice  Operations from April 1996 to
                          President since July 1998        July 1998.  Secretary from
                                                           April 1996 to October 2001.

Jody L. Taylor. . .   33  Chief Financial Officer and      Senior Vice President-Finance from
                          Secretary since October 2001     October 2000 to October 2001.
                                                           Vice President-Finance from June
                                                           1998 to October 2000.  Assistant
                                                           Secretary from July 1998 to
                                                           October 2001.  Controller from
                                                           June 1996 to June 1998.
                                                           Ms. Taylor is a Certified Public
                                                           Accountant.

                               SECURITY OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of January 15, 2002 by (1) each director and named executive officer (as defined below), (2) all directors and executive officers as a group, and (3) each person or other entity known by the Corporation to beneficially own more than 5% of the outstanding Common Stock.

     The following table is based on information supplied to the Corporation by the directors, officers and stockholders described above. The Corporation has determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of January 15, 2002 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 14,624,408 shares outstanding.

     Unless otherwise indicated, the address for each person listed below is 800 Roosevelt Road, Building C, Suite 320, Glen Ellyn, Illinois 60137.


                                                   SHARES OF COMMON    PERCENT OF COMMON
                                                  STOCK BENEFICIALLY  STOCK BENEFICIALLY
NAME                                                    OWNED                OWNED
------------------------------------------------  ------------------  -------------------
Robert E. Dods(1). . . . . . . . . . . . . . . .           1,368,701                 9.4%
Boyd L. Meyer(2) . . . . . . . . . . . . . . . .           1,378,700                 9.4
Peter K.K. Chung(3). . . . . . . . . . . . . . .           1,388,701                 9.5
Avy H. Stein(4). . . . . . . . . . . . . . . . .           2,381,249                16.3
Daniel M. Gill(5). . . . . . . . . . . . . . . .           2,381,249                16.3
John S. Bakalar(6) . . . . . . . . . . . . . . .              35,200                   *
John J. Vosicky(7) . . . . . . . . . . . . . . .              34,000                   *
Peter J. Henseler(8) . . . . . . . . . . . . . .             136,942                   *
Curtis W. Stoelting(9) . . . . . . . . . . . . .             327,342                 2.2
Willis Stein & Partners, L.P.(10). . . . . . . .           2,381,249                16.3
All directors and executive officers as a group
   (10 persons)(11). . . . . . . . . . . . . . .           7,093,303                47.4
__________

*  Denotes  less  than  1%.

(1) Represents 1,368,701 shares of Common Stock held by a revocable trust for which Mr. Dods serves as trustee.

(2) Represents 403,798 shares of Common Stock held by the Meyer Family Limited Partnership, for which Mr. Meyer serves as a general partner and shares voting and investment power with members of his immediate family who are the other general partners, and 974,902 shares of Common Stock held by a revocable trust for which Mr. Meyer serves as trustee.

(3) Represents shares of Common Stock held by corporations controlled by Mr. Chung.

(4) Represents shares of Common Stock held by Willis Stein & Partners, L.P. Mr. Stein may be deemed to beneficially own the shares of Common Stock owned by Willis Stein by virtue of his status as a managing director of Willis Stein & Partners, L.L.C., the general partner of Willis Stein & Partners, L.P. Mr. Stein disclaims any beneficial ownership in these shares except to the extent of any pecuniary interest arising from being a managing director of Willis Stein & Partners, L.L.C.

(5) Represents shares of Common Stock held by Willis Stein & Partners, L.P. Mr. Gill may be deemed to beneficially own the shares of Common Stock owned by Willis Stein by virtue of his status as a managing director of Willis Stein & Partners, L.L.C., the general partner of Willis Stein & Partners, L.P. Mr. Gill disclaims any beneficial ownership in these shares except to the extent of any pecuniary interest arising from being a managing director of Willis Stein & Partners, L.L.C.

(6)  Includes  15,200  shares  of  Common  Stock  subject  to  stock  options.

(7)  Includes  14,000  shares  of  Common  Stock  subject  to  stock  options.

(8)  Includes  105,229  shares  of  Common  Stock  subject  to  stock  options.


                                        7

(9)  Includes  156,777  shares  of  Common  Stock  subject  to  stock  options.

(10) The general partner of Willis Stein & Partners, L.P. is Willis Stein & Partners, L.L.C., a Delaware limited liability company, of which John R. Willis, Avy H. Stein, Daniel M. Gill and Daniel H. Blumenthal are managing directors. Each such person may, through Willis Stein & Partners, L.L.C., be deemed to share the power to direct the voting and disposition of all of the Common Stock held by Willis Stein & Partners, L.P. The address of Willis Stein & Partners, L.P. is 227 West Monroe Street, Suite 4300, Chicago, Illinois 60606.

(11) Includes (a) 1,368,701 shares of Common Stock held by a revocable trust for which Mr. Dods serves as trustee; (b) 403,798 shares of Common Stock held by the Meyer Family Limited Partnership, for which Mr. Meyer serves as a general partner and shares voting and investment power with members of his immediate family who are the other general partners, and 974,902 shares of Common Stock held by a revocable trust for which Mr. Meyer serves as trustee, (c) 1,388,701 shares of Common Stock held by corporations controlled by Mr. Chung, (d) 2,381,249 shares of Common Stock for which Messrs. Gill and Stein share voting and investment power (Messrs. Gill and Stein disclaim beneficial ownership in such shares of Common Stock except to the extent of any pecuniary interest arising from being a managing director of Willis Stein & Partners, L.L.C.) and (e) 333,674 shares of Common Stock subject to stock options.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the SEC initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of the Corporation's equity securities on Form 4 or 5. The rules promulgated by the SEC under section 16(a) of the Exchange Act require those persons to furnish the Corporation with copies of all reports filed with the SEC pursuant to section 16(a). Based solely upon a review of such forms actually furnished to the Corporation, and written representations of certain of the Corporation's directors and executive officers that no forms were required to be filed, all directors, executive officers and 10% stockholders have filed with the SEC on a timely basis all reports required to be filed under section 16(a) of the Exchange Act, except that Mr. Vosicky filed a late Form 5 to report the grant of an option during 2001, Mr. Dods filed a late Form 5 to report a gift during 2001 and Mr. Meyer filed a late Form 5 to report a gift during 2001.

                                PERFORMANCE GRAPH

     The chart below shows a comparison of the cumulative return since June 12, 1997 had $100 been invested at the close of business on June 11, 1997 in each of the Common Stock, the Nasdaq Composite Index (all issuers), and a peer group constructed by the Corporation comprised of the following publicly traded producers and distributors of collectibles or die cast vehicle replicas: Action Performance Companies, Inc., Department 56, Inc., Enesco Group, Inc.,

Hasbro, Inc., Marvel Enterprises, Inc., Mattel, Inc., Russ Berrie & Co., Boyd's Collection Ltd., Jakks Pacific, Inc., The First Years, Inc. and Zindart Limited (the "Peer Group").

CUMULATIVE  TOTAL  RETURN  COMPARISON*
THE  CORPORATION  VERSUS  NASDAQ  COMPOSITE  INDEX  AND  THE  PEER  GROUP

                              [PERFORMANCE GRAPH]

                                                    6/11/97   12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
                                                    --------  --------  --------  --------  --------  --------
Racing Champions Ertl**. . . . . . . . . . . . . .       100        49        85        28         7        78
Nasdaq Composite Index . . . . . . . . . . . . . .       100       113       159       280       176       140
The Peer Group . . . . . . . . . . . . . . . . . .       100       117        95        64        52        70

  * Total return assumes reinvestment of dividends.
 ** The closing price of the Common Stock on June 11, 1997 was $15.75, the closing price on December 31, 1997 was $7.75, the closing price on December 31, 1998 was $13.38, the closing price on December 31, 1999 was $4.44, the closing price on December 29, 2000 was $1.13 and the closing price on December 31, 2001 was $ 12.30.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Corporation's Compensation Committee, which is comprised of three members of the Board of Directors, is responsible for considering and approving compensation arrangements for the Corporation's senior management, including executive officers. The objectives of the Compensation Committee in establishing compensation arrangements for senior management are to: (1) attract and retain key executives who are important to the continued success of the Corporation; and (2) provide strong financial incentives, at reasonable cost to the stockholders, for senior management to enhance stockholder value.

     The primary components of the Corporation's executive compensation program are (1) base salary, (2) incentive compensation bonuses and (3) stock options.

     Base Salaries. The base salaries of the Corporation's executive officers have been set by their respective employment agreements. Each of the employment agreements provides that the Corporation may increase the executive officer's base salary throughout the term or any renewal term of the agreement. In the future, the Compensation Committee will consider appropriate increases in the base salaries of the Corporation's executive officers based on individual performance and comparative industry compensation levels.

     Incentive Bonuses. The Corporation grants annual bonuses to certain of its executive officers and key employees. The purpose of the Corporation's bonus program is to provide incentive compensation in a form which relates the financial reward to an increase in the value of the Corporation to its stockholders. The bonus program provides that a bonus pool will be determined based on 5.12% of the Corporation's consolidated earnings before interest, taxes, depreciation and amortization ("EBITDA") if the Corporation achieves at least 80% of its target EBITDA for the year. The bonus pool is allocated to executive officers and key employees based on a percentage of each individual's base salary. For fiscal 2001, Messrs. Henseler and Stoelting each received a cash bonus of $365,000 through the Corporation's bonus program.

     Stock  Incentive  Plan.  In 1997, the Corporation established the Incentive
Plan. The Incentive Plan authorizes the Compensation Committee to grant stock options to officers and other key employees. In October 2001, the Compensation Committee granted options to purchase Common Stock to Messrs. Henseler and Stoelting as shown in the Summary Compensation Table.

     Compensation of the Chief Executive Officer. During 2001, Mr. Dods received a base salary as provided in his employment agreement. Mr. Dods does not participate in the Corporation's bonus program and was not awarded any stock options under the Incentive Plan in 2001.

                                   COMPENSATION  COMMITTEE:
                                   Avy  H.  Stein  (Chairman)
                                   Robert  E.  Dods
                                   John  J.  Vosicky

                             EXECUTIVE COMPENSATION

CASH  COMPENSATION

     The table which follows sets forth certain information for the years indicated below concerning the compensation paid by the Corporation to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers in fiscal 2001 (collectively, the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                          ANNUAL COMPENSATION                    COMPENSATION
                                       ----------------------------------------  ------------
                                                                                  SECURITIES
                                                                                  UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                              SALARY       BONUS (1)   OPTIONS (#)   COMPENSATION
-------------------------------------               --------------  -----------  -------------  ------------
Robert E. Dods, Chief Executive
 Officer and Chairman of the
 Board of Directors . . . . . . . . .         2001  $      350,000  $        --         --      $      --
                                              2000         446,555           --         --             --
                                              1999         500,000      275,000         --             --

Boyd L. Meyer, Vice Chairman of the
 Board of Directors . . . . . . . . .         2001         150,000           --         --             --
                                              2000         396,555           --         --             --
                                              1999         500,000      275,000         --             --

Peter K.K. Chung, President of Racing
 Champions Limited. . . . . . . . . .         2001         283,332           --         --             --
                                              2000         462,500           --         --             --
                                              1999         500,000      275,000         --             --

Peter J. Henseler, President. . . . .         2001         250,000      365,000     75,000       8,902 (2)
                                              2000         221,608      275,000    100,000       7,048 (2)
                                              1999         159,018       20,188     33,000       6,242 (2)

Curtis W. Stoelting, Chief Operating
 Officer and Executive Vice
 President. . . . . . . . . . . . . .         2001         250,000      365,000     75,000       9,402 (3)
                                              2000         221,608      275,000    100,000       6,818 (3)
                                              1999         205,044       20,188     33,000       6,049 (3)

__________

(1) Consists of special bonuses paid to Messrs. Dods, Meyer and Chung in 1999 for their efforts relating to the Corporation's acquisition and subsequent integration of The Ertl Company, Inc. into the Corporation and amounts paid to Messrs. Henseler and Stoelting pursuant to the Corporation's bonus program.


                                       11

(2) For 1999, consists of $1,242 of premiums paid by the Corporation for term life insurance under which Mr. Henseler is the beneficiary and $5,000 of matching contributions under the Racing Champions Savings Plan. For 2000, consists of $1,798 of premiums paid by the Corporation for term life insurance under which Mr. Henseler is the beneficiary and $5,250 of matching contributions under the Racing Champions Savings Plan. For 2001, consists of $3,652 of premiums paid by the Corporation for term life insurance under which Mr. Henseler is the beneficiary and $5,250 of matching contributions under the Racing Champions Savings Plan.

(3) For 1999, consists of premiums of $1,049 paid by the Corporation for term life insurance under which Mr. Stoelting is the beneficiary and $5,000 of matching contributions under the Racing Champions Savings Plan. For 2000, consists of premiums of $1,568 paid by the Corporation for term life insurance under which Mr. Stoelting is the beneficiary and $5,250 of matching contributions under the Racing Champions Savings Plan. For 2001, consists of premiums of $4,152 paid by the Corporation for term life insurance under which Mr. Stoelting is the beneficiary and $5,250 of matching contributions  under  the  Racing  Champions  Savings  Plan.

STOCK  OPTIONS

     Option Grants During 2001. The following table provides certain information regarding stock options granted to the named executive officers of the Corporation during the year ended December 31, 2001.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                       Number of      % of Total                                     Potential Realizable Value
                       Securities    Options/SARs                                      At Assumed Annual Rates
                       Underlying     Granted to                                     of Stock Price Appreciation
                      Options/SARs   Employees in  Exercise Price    Expiration      for Option Term ($) (2)
                                                                                     ---------------------------
Name                 Granted (#)(1)  Fiscal Year      ($/ Sh)           Date              5%            10%
-------------------  --------------  ------------  --------------  ----------------  ------------  -------------
Peter J. Henseler            75,000          17.9            7.94  October 30, 2011       374,507        949,074
Curtis W. Stoelting          75,000          17.9            7.94  October 30, 2011       374,507        949,074
_______________

(1)     Options  with respect to 20% of the underlying shares become exercisable on October 30 of  each  year  from  2002  to  2006.

(2)     The  dollar  amounts under these columns are the result of theoretical calculations at
        5%  and  10%  rates  set by the SEC, and therefore are not intended to forecast possible future appreciation,  if  any,  in  the  Common  Stock.

     Fiscal Year-End Option Values. The following table provides certain information regarding the value of unexercised options held by the named executive officers at December 31, 2001. No named executive officer exercised any options during the year ended December 31, 2001.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                     NUMBER OF SECURITIES UNDERLYING
                      UNEXERCISED OPTIONS AT FISCAL    VALUE OF UNEXERCISED IN-THE-MONEY
                               YEAR-END (#)              OPTIONS AT FISCAL YEAR-END ($)
NAME                    EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE(1)
-------------------  --------------------------------  ----------------------------------
Peter J. Henseler                     103,513/179,909                   791,914/1,288,767
Curtis W. Stoelting                   154,489/181,612                 1,299,196/1,290,220
__________________

(1)     Calculated based on closing sale price of $12.30 per share on December 31, 2001.

EMPLOYMENT  AGREEMENTS

     On April 30, 2001, the Corporation entered into employment agreements with Robert E. Dods and Boyd L. Meyer and Racing Champions Limited entered into an employment agreement with Peter K.K. Chung, all of which terminate on December 31, 2002. Pursuant to the employment agreements, Mr. Dods will receive a base salary of $350,000 per year in 2001, and $150,000 per year in 2002; Mr. Meyer will receive a base salary of $150,000 per year in 2001 and $100,000 per year in 2002; and Mr. Chung will receive a base salary of $250,000 per year beginning in May 2001 and $150,000 per year beginning in May 2002. The employment agreements with Messrs. Dods, Meyer and Chung also provide that the executive officer is eligible to participate in medical, health, dental, disability and life insurance policies. Pursuant to the employment agreements, each executive officer has agreed not to compete with the Corporation during employment and for a period of two years following termination of employment and has agreed to maintain the confidentiality of the Corporation's proprietary information and trade secrets. The employment agreements provide that if the executive officer's employment is terminated by the Corporation without "cause" or by the executive officer for "good reason," the executive officer will be entitled to continuation of his then effective base salary for a period equal to the greater of one year or the remaining term of the employment agreement.

     On October 20, 2000, the Corporation entered into employment agreements with Peter J. Henseler and Curtis W. Stoelting, which terminate on April 30, 2002. Pursuant to the employment agreements, Messrs. Henseler and Stoelting will each receive base salaries of $250,000, and are entitled to participate in the Corporation's bonus program and the Incentive Plan. The employment agreements with Messrs. Henseler and Stoelting provide that the executive officer is eligible to participate in any medical, health, dental, disability and life insurance policy that are in effect for the Corporation's other senior management excluding Messrs. Dods, Meyer and Chung. Pursuant to the employment agreements, each executive officer has agreed not to compete with the Corporation during employment and for a period of two years following termination of employment and has agreed to maintain the confidentiality of the Corporation's proprietary information and trade secrets. The employment agreements provide that if the executive officer's employment is terminated by the Corporation without "cause" or by the executive for "good reason," the executive officer will be entitled to continuation of his then effective base salary for two years following the date of termination, except that if such termination occurs at any time after a "change in control" with respect to the Corporation, the executive officer will be entitled to continuation of his then effective base salary for three years following the date of termination.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     During 2001, the members of the Compensation Committee of the Corporation's Board of Directors were Avy H. Stein, Robert E. Dods and John J. Vosicky. Mr. Dods is the Corporation's Chairman of the Board and Chief Executive Officer.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     James Chung, brother of Peter K.K. Chung, President of Racing Champions Limited and a director of the Corporation, owns 70% of one of the Corporation's dedicated suppliers. For the year ended December 31, 2001, the Corporation purchased $9.0 million of product from this supplier. The Corporation expects to continue to make purchases from this supplier during fiscal 2002. The Corporation believes that the terms for the purchase of products from this supplier are no less favorable to the Corporation then could have been obtained from an unaffiliated party.

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

     Subject to stockholder approval, the Board of Directors has adopted the Purchase Plan. The Purchase Plan, which is intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), permits eligible employees to purchase Common Stock at a discount through payroll deductions. A total of 500,000 shares of Common Stock may be issued under the Purchase Plan.

DESCRIPTION  OF  THE  PURCHASE  PLAN

     The following description of the Purchase Plan is qualified in its entirety by reference to the text of the Purchase Plan, which is attached as Appendix A to this Proxy Statement.

The Purchase Plan will be administered by the Board of Directors or the Compensation Committee. All employees of the Corporation and its subsidiaries are eligible to participate, except individuals who have been employed for less than 90 days, individuals who customarily work less than 20 hours per week and individuals who would own 5% or more of the Common Stock, taking outstanding options and shares owned by certain related parties into account. Participation in the Purchase Plan ends automatically on termination of employment with the Corporation or a subsidiary. The Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions. No participant may purchase more than $25,000 worth of stock under the Purchase Plan in any calendar year.

     The Corporation will implement the Purchase Plan through a series of quarterly offering periods. The initial offering period under the Purchase Plan will begin on July 1, 2002 and end on September 30, 2002. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant's total payroll deductions to be accumulated prior to an exercise date by the lower of 90% of the fair market value of the Common Stock at the beginning of the offering period or on the exercise date. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares of Common Stock will be exercised automatically on each exercise date for the maximum number of whole shares of Common Stock at the applicable price. Employees may end their participation in an offering period at any time during the period and participation ends automatically on termination of employment with the Corporation.

     The Purchase Plan will terminate on July 1, 2007, unless sooner terminated by the Board of Directors.

VOTE  REQUIRED  FOR  APPROVAL

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for approval of the proposed Purchase Plan.

BOARD  OF  DIRECTORS  RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED PURCHASE PLAN.

                                  APPROVAL OF
                       AMENDMENT TO STOCK INCENTIVE PLAN

PURPOSE  AND  EFFECT  OF  PROPOSED  AMENDMENT

     Proposed Amendment. Subject to stockholder approval, the Board of Directors has amended the Incentive Plan to increase from 1,500,000 to 2,300,000 the aggregate number of shares of Common Stock that may be issued or transferred thereunder upon the exercise or payment of stock options.

     Purpose of Proposed Amendment. The Corporation recognizes the importance of attracting and retaining key employees of merit and stimulating the active interest of those individuals in the development and financial success of the Corporation. The Board of Directors believes that the Incentive Plan is critically important to the furtherance of these objectives. The Board of Directors also believes that, through the Incentive Plan, the Corporation is able to enhance the prospects for its business activities and objectives and more closely align the interests of key employees with those of shareholders by offering key employees the opportunity to participate in the Corporation's future through proprietary interests in the Corporation.

     As of March 25, 2002, and absent stockholder approval of the proposed amendment to increase the aggregate number of shares of Common Stock available for issuance or transfer under the Incentive Plan, there would be only 52,020 shares of Common Stock remaining available for issuance with respect to additional stock options under the Incentive Plan. The absence of an adequate number of shares of Common Stock available for issuance or transfer under the Incentive Plan restricts both the ability and the flexibility of the Corporation to effectively attract and retain and adequately compensate key employees. The Board of Directors believes that it is both necessary and desirable to increase from 1,500,000 to 2,300,000 the aggregate number of shares of Common Stock available for issuance or transfer under the Incentive Plan in order to continue to maintain the effectiveness of the Incentive Plan.

DESCRIPTION  OF  INCENTIVE  PLAN

     The following description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, as amended, which is attached as Appendix B to this proxy statement.

     Under  the  Incentive  Plan,  the  Board of Directors, or the Compensation
Committee if so designated by the Board of Directors, may grant options to purchase shares of Common Stock to executives, other key employees, directors and consultants of the Corporation. As of the date of this Proxy Statement, 48 persons hold stock options under the Incentive Plan. Options granted under the Incentive Plan may be either "incentive stock options," which qualify for special tax treatment under the Internal Revenue Code, or nonqualified stock options. Options will expire at such time as the Board of Directors or Compensation Committee determines, provided that no stock option may be exercised later than the tenth anniversary (the fifth anniversary for certain stockholders) of the date of its grant. Options cannot be exercised until the vesting period, if any, specified by the Board of Directors or Compensation Committee has expired. Options are not transferable other than by will or the laws of descent and distribution, and may be exercised during the life of the employee only by him or her. No options may be granted under the Incentive Plan after April 8, 2007, which is the date the Incentive Plan terminates. However, any options outstanding on April 8, 2007 will remain in effect in accordance with their terms.

     The option price per share is determined by the Board of Directors or the Compensation Committee, but for incentive stock options cannot be less than 100% (110% for certain stockholders) of the fair market value of the Common Stock on the date such option is granted. Payment of the exercise price may be made in cash or by the surrender of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price.

     In the discretion of the Board of Directors or the Compensation Committee, any option granted under the Incentive Plan may be accompanied by a reload option. A reload option may be granted to an optionee who pays for the exercise of all or part of an option with shares of Common Stock. The reload options represent an additional option to acquire the same number of shares of Common
Stock as is used by the optionee to pay for the exercise of his underlying option. A reload option is subject to all of the terms and conditions of the underlying option, except that the exercise price for a reload option will be at least equal to 100% of the fair market value of the Common Stock covered thereby on the date the reload option is granted (i.e., the date the underlying option is exercised). The reload option may only be exercised if the option period of the underlying option to which the reload option relates has not expired.

INCENTIVE  PLAN  BENEFITS

     Set forth in the table below are the numbers of stock options granted in 2001 to each of the named executive officers and certain groups.

NAME AND POSITION OR GROUP                                         NUMBER OF OPTIONS
-----------------------------------------------------------------  -----------------

Robert E. Dods, Chairman of the Board and Chief Executive Officer                 --

Boyd L. Meyer, Vice Chairman of the Board . . . . . . . . . . . .                 --

Peter K.K. Chung, President of Racing Champions Limited . . . . .                 --

Peter J. Henseler, President. . . . . . . . . . . . . . . . . . .             75,000

Curtis W. Stoelting, Chief Operating Officer and Executive Vice
President . . . . . . . . . . . . . . . . . . . . . . . . . . . .             75,000

All executive officers, as a group. . . . . . . . . . . . . . . .            180,000

All directors who are not executive officers, as a group. . . . .             30,000

All employees as a group. . . . . . . . . . . . . . . . . . . . .            420,000


VOTE  REQUIRED  FOR  APPROVAL

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for approval of the proposed amendment to the Incentive Plan.

BOARD  OF  DIRECTORS  RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE INCENTIVE PLAN.

                                    AUDITORS

     For the fiscal year ended December 31, 2001, Arthur Anderson LLP served as the Corporation's auditors. It is expected that a representative of Arthur Andersen LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

                  ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
                             COMMISSION ON FORM 10-K

     The Corporation is required to file an annual report, called a Form 10-K, with the SEC. A copy of Form 10-K for the fiscal year ended December 31, 2001 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written requests should be directed to Jody L. Taylor, Chief Financial Officer and Secretary, Racing Champions Ertl Corporation, 800
Roosevelt  Road,  Building  C,  Suite  320,  Glen  Ellyn,  Illinois  60137.

                              STOCKHOLDER PROPOSALS

     Proposals which stockholders intend to present at the 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Corporation's principal offices in Glen Ellyn, Illinois, no later than December 6, 2002 for inclusion in the proxy material for that meeting.
Proposals submitted other than pursuant to Rule 14a-8 will be considered untimely if received after February 9, 2003 and the Corporation will not be required to present any such proposal at the 2003 Annual Meeting of Stockholders. If the Board of Directors decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2003 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal.

                                  OTHER MATTERS

     The Directors of the Corporation know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

                                     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                                     RACING  CHAMPIONS  ERTL  CORPORATION

                                     Jody  L.  Taylor,  Secretary
Glen  Ellyn,  Illinois
April  5,  2002

                                   APPENDIX A

                        RACING CHAMPIONS ERTL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                        RACING CHAMPIONS ERTL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                                ARTICLE 1 PURPOSE
                                -----------------

          1.01.     Purpose.  The  Racing  Champions  Ertl  Corporation Employee
                    -------
Stock Purchase Plan is intended to provide a method whereby employees of Racing Champions Corporation and its Subsidiary Corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                             ARTICLE 2  DEFINITIONS
                             ----------------------

          For purposes of the Plan, unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

               (a) "Base Pay" means regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

               (b)     "Board"  means  the  Board  of  Directors of the Company.

               (c) "Committee'' means the Committee of the Board which may be designated by the Board to administer the Plan pursuant to section 10.02, and which will consist of no fewer than two members of the Board.

               (d) "Common Stock" means the Company's Common Stock, par value $.01 per share.

               (e) "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company or any Subsidiary Corporation and is regularly scheduled to work more than 20 hours per week.

               (f) "Fair Market Value" means, with respect to a share of Common Stock, the last sales price (or average of the quoted closing bid and asked prices if there is no last sales price reported) of a share of Common Stock as reported by the Nasdaq National Market (or by the principal market on which the Common Stock is then listed) on the date of valuation, if such date is a business day, or the immediately preceding business day, if such date is not a business day. In the absence of an established market for the Common Stock, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Board or the Committee.

               (g) "Participant" means any eligible Employee who elects to participate in this Plan as provided by Article 3.

               (h) "Subsidiary Corporation" means any present or future corporation which (i) would be a "subsidiary corporation" of the Company as that term is defined in section 424 of the Code and (ii) is designated as a participant in the Plan by the Board or the Committee.

                    ARTICLE 3  ELIGIBILITY AND PARTICIPATION
                    ----------------------------------------

          3.01.     Initial  Eligibility.  Any  Employee  who  has  completed 90
                    --------------------
days' employment and is employed by the Company or any Subsidiary Corporation on the date his participation in the Plan is to become effective will be eligible to participate in offerings under the Plan which commence on or after such 90-day period has concluded.

          3.02.     Leave  of  Absence.  For  purposes  of  participation in the
                    ------------------
Plan, a person on leave of absence will be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee has returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination of any Employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, will terminate an Employee's participation in the Plan and right to exercise any option.

          3.03.     Restrictions  on  Participation.  Notwithstanding  any
                    -------------------------------
provisions of the Plan to the contrary, no Employee will be granted an option to participate in the Plan:

               (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

               (b) which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

          3.04.     Commencement  of  Participation.  An  eligible  Employee may
                    -------------------------------
become a Participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Secretary of the Company on or before the date set therefor by the Board or the Committee, which date will be prior to the Offering Commencement Date for any Offering (as such terms are defined below) in which such Employee shall participate. Payroll deductions for a Participant will commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and will end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the Participant as provided in Article 8.

                              ARTICLE 4  OFFERINGS
                              --------------------

          4.01.     Quarterly  Offerings.  The  Plan  will  be  implemented  by
                    --------------------
quarterly offerings of Common Stock (the "Offerings") commencing, respectively, on January 1, April 1, July 1 and October 1 of each year during the term of the Plan and terminating on March 31, June 30, September 30 and December 31 of such year, respectively. The first Offering under the Plan shall commence on July 1, 2002 and terminate on September 30, 2002. As used in the Plan, "Offering Commencement Date" means the January 1, April 1, July 1 or October 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the March 31, June 30, September 30 or December 31 as the case may be, on which the particular Offering terminates.

                          ARTICLE 5  PAYROLL DEDUCTIONS
                          -----------------------------

          5.01.     Amount  of  Deduction.  At  the time a Participant files his
                    ---------------------
authorization for payroll deduction, he must elect to have deductions made from his pay on each payday during the time he is a Participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his Base Pay in effect at the Offering Commencement Date of such Offering. In the case of a part-time hourly Employee, such Employee's Base Pay during an Offering shall be determined by multiplying such Employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such Employee during such Offering.

          5.02.     Participant's  Account.  All  payroll  deductions made for a
                    ----------------------
Participant will be credited to his account under the Plan. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in section 5.04. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

          5.03.     Changes  in  Payroll  Deductions.  A  Participant  may
                    --------------------------------
discontinue his participation in the Plan as provided in Article 8, but no other change may be made during an Offering and, specifically, a Participant may not alter the amount of his payroll deductions for that Offering.

          5.04.     Leave of Absence.  Subject to section 3.02, if a Participant
                    ----------------
goes on a leave of absence, such Participant will have the right to elect: (a) to withdraw the balance in his or her account pursuant to section 7.02, (b) to discontinue contributions to the Plan but remain a Participant in the Plan, or
(c) remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such Participant are insufficient to meet such Participant's authorized Plan deductions.

                          ARTICLE 6  GRANTING OF OPTION
                          -----------------------------

          6.01.     Number  of  Option Shares.  On the Commencement Date of each
                    -------------------------
Offering, a Participant will be deemed to have been granted an option to purchase a maximum number of whole shares of Common Stock equal to an amount determined as follows: an amount equal to (i) that percentage of the Participant's Base Pay which he has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the Participant's Base Pay during the period of the Offering divided by (iii) the option price per share determined pursuant to section 6.02 below. A Participant's Base Pay during the period of an Offering will be determined by multiplying his normal weekly rate of pay (as in effect on the last day prior to the Commencement Date of the particular Offering) by 13 or hourly rate by 520, as the case may be, provided that, in the case of a Participant who is a part time hourly Employee, the Participant's Base Pay during the period of an Offering will be determined by multiplying such Employee's hourly rate by the number of regularly scheduled hours of work for such Employee during such Offering.

          6.02.     Option  Price.  The  option  price of Common Stock purchased
                    -------------
with payroll deductions made during each Offering for a Participant therein shall be 90% of the Fair Market Value of the Common Stock on the Offering
Commencement  Date  or  the  Offering  Termination  Date,  whichever  is  lower.

                          ARTICLE 7  EXERCISE OF OPTION
                          -----------------------------

          7.01.     Automatic  Exercise.  Unless  a  Participant  gives  written
                    -------------------
notice to the Company as hereinafter provided, his option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Participant pursuant to section 6.01), and any excess in his account at that time will be returned to him.

          7.02.     Withdrawal  of  Account.  By written notice to the Secretary
                    -----------------------
of the Company, at any time prior to the Offering Termination Date applicable to any Offering, a Participant may elect to withdraw all the accumulated payroll deductions in his account at such time.

          7.03.     Fractional  Shares.  Fractional  shares  will  not be issued
                    ------------------
under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any Participant promptly following the termination of an Offering, without interest.

          7.04.     Transferability of Option.  During a Participant's lifetime,
                    -------------------------
options  held  by such Participant will be exercisable only by that Participant.

          7.05     Delivery  of  Stock.  As  promptly  as  practicable after the
                   -------------------
Offering Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, the Common Stock purchased upon exercise of his option.

                              ARTICLE 8  WITHDRAWAL
                              ---------------------

          8.01.     In General.  As indicated in section 7.02, a Participant may
                    ----------
withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Secretary of the Company. All of the Participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by a Participant on the security of his accumulated payroll deductions as an election, under section 7.02, to withdraw such deductions.

          8.02.     Effect  on  Subsequent  Participation.  A  Participant's
                    -------------------------------------
withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

          8.03.     Termination  of  Employment.  Upon  termination  of  the
                    ---------------------------
Participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under section  11.01.

          8.04.     Termination of Employment Due to Death.  Upon termination of
                    --------------------------------------
the Participant's employment because of his death, his beneficiary (as defined in section 11.01) will have the right to elect, by written notice given to the Secretary of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of 60 days commencing with the date of the death of the Participant, either:

               (a) to withdraw all of the payroll deductions credited to the Participant's account under the Plan, or

               (b) to exercise the Participant's option for the purchase of Common Stock on the Offering Termination Date next following the date of the Participant's death for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the Participant's account at the date of the Participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

               In the event that no such written notice of election shall be duly received by the office of the Secretary of the Company, the beneficiary will automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant's option.

          8.05.     Leave  of  Absence.  A Participant on leave of absence will,
                    ------------------
subject to the election made by such Participant pursuant to section 5.04, continue to be a Participant in the Plan so long as such Participant is on continuous leave of absence. A Participant who has been on leave of absence for more than 90 days and who therefore is not an Employee for the purpose of the Plan will not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a Participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such Participant's participation in the Plan will terminate on whichever of such dates first occurs.

                                ARTICLE 9  STOCK
                                ----------------

          9.01.     Maximum  Shares.  The  maximum  number  of  shares of Common
                    ---------------
Stock which may be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in section 11.04 is 500,000 shares. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article 6 exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as is practicable and as it determines to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan will be returned to him as promptly as possible.

          9.02.     Participant's  Interest in Option Stock.  A Participant will
                    ---------------------------------------
have no interest in Common Stock covered by his option until such option has been exercised.

          9.03.     Registration  of  Stock.  Common  Stock to be delivered to a
                    -----------------------
Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Secretary of the Company prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other person as may be designate by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

          9.04.     Restrictions on Exercise.  The Board may, in its discretion,
                    ------------------------
require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option be duly listed, upon official notice of issuance, upon a stock exchange, and that either:

               (a)     a  Registration  Statement  under  the  Securities Act of
1933,  as  amended,  with  respect  to  said  shares  be  effective,  or

               (b) the Participant have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

                           ARTICLE 10  ADMINISTRATION
                           --------------------------

          10.01.     Administration.  The  Board  will  be  responsible  for
                     --------------
administering the Plan. The Board is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations or other actions made or taken by the Board pursuant to the provisions of this Plan shall be final and binding and conclusive for all purposes and upon all persons.

          10.02.     The  Committee.  At  the discretion of the Board, this Plan
                     --------------
may be administered by a Committee which shall be a compensation committee of the Board. Such Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final and binding and conclusive for all purposes and upon all persons.

                            ARTICLE 11  MISCELLANEOUS
                            -------------------------

          11.01.     Designation  of  Beneficiary.  A  Participant  may  file  a
                     ----------------------------
written designation of a beneficiary who is to receive any shares of Common Stock and/or cash. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Secretary of the Company. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company will deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company will deliver such Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Common Stock or cash credited to the Participant under the Plan

          11.02.     Transferability.  Neither  payroll deductions credited to a
                     ---------------
Participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with section 7.02.

          11.03.     Use  of  Funds.  All payroll deductions received or held by
                     --------------
the Company under this Plan may be used by the Company for any corporate purpose and the Company will not be obligated to segregate such payroll deductions.

          11.04.     Adjustment  Upon  Changes  in  Capitalization.
                     ---------------------------------------------

               (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Board or the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article 4 hereof will also be proportionately adjusted.

               (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board will take such steps in connection with such transactions as the Board deems necessary to assure that the provisions of this section 11.04 will thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

          11.05.     Amendment  and  Termination.  The  Board will have complete
                     ---------------------------
power and authority to terminate or amend the Plan; provided, however, that the Board will not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to section 11.04); or (ii) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan or permit the members of the Board or the Committee to purchase Common Stock under the Plan. No termination, modification, or amendment of the Plan may without the consent of a Participant then having an option under the Plan to purchase Common Stock, adversely affect the rights of such Participant under such option.

          11.06.     Effective  Date.  The Plan will become effective as of July
                     ---------------
1, 2002, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the stockholders held on or before June 30, 2002. If the Plan is not so approved, the Plan will not become effective. The Plan will automatically terminate on July 1, 2007.

          11.07.     No  Employment  Rights.  The  Plan  does  not,  directly or
                     ----------------------
indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

          11.08.     Effect  of  Plan.  The  provisions  of  the  Plan  will, in
                     ----------------
accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant in the Plan, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

          11.09.     Governing  Law.  The  law  of  the  State  of Delaware will
                     --------------
govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                   APPENDIX B

                        RACING CHAMPIONS ERTL CORPORATION
                        STOCK INCENTIVE PLAN, AS AMENDED

                        RACING CHAMPIONS ERTL CORPORATION

                              STOCK INCENTIVE PLAN

                         (as amended as of May 10, 2002)


                      Article 1.  Establishment and Purpose
                      -------------------------------------

     1.1     Establishment.  Racing  Champions  Ertl  Corporation,  a  Delaware
             -------------
corporation (the "Company"), hereby establishes a stock option plan for employees and others providing services to the Company, as described herein, which shall be known as the Racing Champions Ertl Corporation Stock Incentive Plan (the "Plan"). It is intended that certain of the options issued pursuant to the Plan to employees of the Company may constitute incentive stock options within the meaning of section 422 of the Internal Revenue Code, and that other options issued pursuant to the Plan shall constitute nonstatutory options. The Board shall determine which options are to be incentive stock options and which are to be nonstatutory options and shall enter into option agreements with recipients accordingly.

     1.2     Purpose.  The  purpose  of  the  Plan is to provide a means for the
             -------
Company to attract and retain competent personnel and to provide to participating directors, officers and other key employees long term incentives for high levels of performance by providing them with a means to acquire a proprietary interest in the Company's success.

                            Article II.  Definitions
                            ------------------------

     2.1     Definitions.  For  purposes of this Plan, the following terms shall
             -----------
be  defined  as  follows:

     (a)  "Board"  means  the  Board  of  Directors  of  the  Company.

     (b) "Cause" means the definition of Cause in Optionee's employment agreement, if any, with the Company. If no such employment agreement or definition in such agreement exists, Cause means (i) breach by Optionee of any covenant not to compete or confidentiality agreement with the Company, (ii) failure by Optionee to substantially perform his duties to the reasonable satisfaction of the Board, (iii) serious misconduct by Optionee which is demonstrably and substantially injurious to the Company, (iv) fraud or dishonesty by Optionee with respect to the Company, (v) material misrepresentation by Optionee to a stockholder or director of the Company or (vi) acts of negligence by Optionee in performance of Optionee's duties that are substantially injurious to the Company. The Board, by majority vote, shall make the determination of whether Cause exists.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (d) "Commission" means the Securities and Exchange Commission or any successor agency.

     (e) "Committee" means the Committee provided for by Article IV hereof, which may be created at the discretion of the Board.

     (f) "Company" means Racing Champions Ertl Corporation, a Delaware corporation.

     (g) "Consultant" means any person or entity, including an officer or director of the Company who provides services (other than as an Employee) to the Company and includes a Qualified Director, as defined below.

     (h) "Date of Exercise" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to section 9.1 of this Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to purchase upon exercise of an Option.

     (i) "Employee" means any person, including an officer or director of the Company, who is employed by the Company.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     (k) "Fair Market Value" means the fair market value of Stock upon which an Option is granted under this Plan, as determined by the Board. If the Stock is traded on an over-the-counter securities market or national securities exchange, "Fair Market Value" shall mean an amount equal to the average of the highest and lowest reported sales prices of the Stock reported on such over-the-counter market or such national securities exchange on the applicable date or, if no sales of Stock have been reported for that date, on the next preceding date for which sales where reported.

     (l) "Incentive Stock Option" means an Option granted under this Plan which is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code.

     (m)  "IRS"  means  the  Internal  Revenue Service, or any successor agency.

     (n) "Nonstatutory Option" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of section 422 of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of section 422 of the Code applicable to incentive stock options.

     (o) "Option" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be an Incentive Stock Option, a Nonstatutory Option or a Reload Option.

     (p) "Optionee" means an Employee or Consultant holding an Option under the Plan.

     (q) "Parent Corporation" shall have the meaning set forth in section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

     (r) "Qualified Director" means a director who is both (a) a "Non-Employee Director" as defined in Rule 16b-3(b)(3)(i), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission, and (b) an "Outside Director" as defined by section 162(m) of the Code and the regulations promulgated thereunder, or any successor definition adopted by the IRS.

     (s) "Reload Option" means an Option granted pursuant to section 8.1 of this
Plan.

     (t)  "Rule  16b-3" means Rule 16b-3, as promulgated by the Commission under
          Section  16(b)  of  the  Exchange  Act,  as amended from time to time.

     (u) "Significant Stockholder" means an individual who, within the meaning of section 422(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company. In determining whether an individual is a Significant Stockholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in section  424(d)  of  the  Code.

     (v) "Stock" means the Common Stock, par value $.01 per share, of the Company.

     2.2     Gender and Number.  Except when otherwise indicated by the context,
             -----------------
any masculine terminology when used in this Plan also shall include the feminine gender and the definition of any term herein in the singular shall also include the plural.

                  Article III.  Eligibility and Participation.
                  --------------------------------------------

     3.1     Eligibility  and  Participation.  All  Employees  are  eligible  to
             -------------------------------
participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Optionees in the Plan shall be selected by the Board from among those Employees and Consultants who, in the opinion of the Board, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                          Article IV.  Administration.
                          ----------------------------

     4.1     Administration.  The  Board  shall be responsible for administering
             --------------
the  Plan.

     The Board is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations or other actions made or taken by the Board pursuant to the provisions of this Plan shall be final and binding and conclusive for all purposes and upon all persons.

     At the discretion of the Board, this Plan may be administered by a Committee which shall be a compensation committee of the Board, consisting solely of two or more Qualified Directors. The members of such Committee may be directors who are eligible to receive Options under this Plan, but Options may be granted to such persons only by action of the full Board and not by action of the Committee. Such Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the stockholders, the directors and any persons having any interests in any Options which may be granted under this Plan and, by resolution providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any such shares may be purchased from the Company upon the exercise of such Option, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of the Plan.

     The Board may from time to time remove members from, or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds of the members of the Committee.

     Where the Committee has been created by the Board, references herein to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by this Plan or by the Board.

     The Board shall have all of the enumerated powers of the Committee but shall not be limited to such powers. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     4.2     Special Provisions for Grants to Officers or Directors.  Rule 16b-3
             ------------------------------------------------------
provides that the grant of a stock option to a director or officer of a company subject to the Exchange Act will be exempt from the provisions of Section 16(b) of the Exchange Act if the conditions set forth in Rule 16b-3 are satisfied. Unless otherwise specified by the Board, grants of Options hereunder to individuals who are officers or directors of the Company for purposes of Section 16(b) of the Exchange Act shall be made in a manner that satisfies the conditions of Rule 16b-3.

                     Article V.  Stock Subject to the Plan.
                     --------------------------------------

     5.1     Number.  The  total number of shares of Stock hereby made available
             ------
and reserved for issuance under the Plan shall be 2,300,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

     5.2     Unused  Stock;  Payment  with  Stock.  If an Option shall expire or
             ------------------------------------
terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan. In addition, upon the full or partial payment of any option price by the transfer to the Company of shares of Stock pursuant to section 7.7, upon satisfaction of tax withholding obligations with shares of Stock pursuant to section 15.1 or any other payment made or benefit realized under this Plan by the transfer or relinquishment of shares of Stock, only the net number of shares of Stock actually issued or transferred by the Company, after subtracting the number of shares of Stock so transferred or relinquished, will be charged against the maximum share limitation set forth in section 5.1 above.

     5.3     Adjustment  in  Capitalization.  In  the event of any change in the
             ------------------------------
outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification or other similar corporate change, the aggregate number of shares of Stock set forth in section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                       Article VI.  Duration of the Plan.
                       ----------------------------------

     6.1     Duration  of  the Plan.  The Plan shall be in effect until April 8,
             ----------------------
2007. Any Options outstanding at the end of such period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of such period if all Stock subject to the Plan has been purchased pursuant to the exercise of Options granted under the Plan.

                      Article VII.  Terms of Stock Options.
                      -------------------------------------

     7.1     Grant  of  Options.  Subject to section 5.1, Options may be granted
             ------------------
to Employees or Consultants at any time and from time to time as determined by the Board; provided, however, that Consultants may receive only Nonstatutory Options and may not receive Incentive Stock Options. The Board shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employee or Consultant, their present and potential contributions to the Company, and such other factors as the Board in its discretion shall deem relevant. The Board shall also determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

     In the cases of Incentive Stock Options, the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporation and any subsidiary corporations of the Company) shall not exceed $100,000. (Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation.")

     Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option.

     7.2     No  Tandem  Options.  Where  an  Option  granted under this Plan is
             -------------------
intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under section 422 of the Code.

     7.3     Option  Agreement;  Terms  and Conditions to Apply Unless Otherwise
             -------------------------------------------------------------------
Specified.  As  determined  by the Board on the date of grant, each Option shall
  -------
be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions required by section 11.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms and conditions as shall be determined by the Board at the time of grant of the Option.

     All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

     7.4     Option  Price.  No  Incentive Stock Option granted pursuant to this
             -------------
Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Stockholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be established by the Board.

     7.5     Term  of  Options.  Each  Option  shall  expire at such time as the
             -----------------
Board shall determine when it is granted, provided, however, that no Option shall be exerciseable later than the tenth anniversary date of its grant.

     7.6     Exercise  of  Options.  Options  granted  under  this Plan shall be
             ---------------------
exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

     7.7     Payment.  Payment for all shares of Stock shall be made at the time
             -------
that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Such payment may be made in cash, outstanding shares of Stock, in combinations thereof, or any other method of payment approved by the Board; provided, however, that (i) the deposit of any withholding tax shall be made in accordance with applicable law and (ii) that such shares of Stock used to pay the exercise price have been held by the Participant for at least six months prior to the exercise date. If shares of Stock are being used in part or full payment for the shares to be acquired upon exercise of the Option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the Option at the Fair Market Value of the shares. Any certificates evidencing shares of Stock used to pay the purchase price shall be accompanied by stock powers duly endorsed in blank by the registered holder of the certificate (with signatures thereon guaranteed). In the event the certificates tendered by the holder in such payment cover more shares than are required for such payment, the certificate shall also be accompanied by instructions from the holder to the Company's transfer agent with regard to the disposition of the balance of the shares covered thereby.

                         Article VIII.  Reload Options.
                         -----------------------------

     8.1     Grants  of Reload Options.  Concurrently with any award of Options,
             -------------------------
the Board may grant Reload Options to purchase a number of shares of Stock equal to the sum of (i) the number of outstanding shares of Stock used to exercise the underlying Option pursuant to section 7.7, and (ii) the number of shares of Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Options pursuant to section 15.1. If the Board grants Reload Options in connection with a grant of Options, the Option Agreement with respect to such underlying Options shall state that Reload Options have been granted with respect to the underlying Options. Upon exercise of an underlying Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement. No additional Reload Options will be granted to the Optionee when Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

     8.2     Terms of Reload Options.  A Reload Option will be subject to all of
             -----------------------
the terms and conditions of the underlying Option, except that (i) the option price per share of Stock purchasable under a Reload Option shall be equal to the Fair Market Value of the Stock at time of grant upon exercise of the underlying Option, and (ii) the term of the Reload Option will equal the remaining option term of the underlying Option.

     Article IX.  Written Notice, Issuance of Stock Certificates, Stockholder
     ------------------------------------------------------------------------
                                   Privilege.
                                   ---------

     9.1     Written  Notice.  An  Optionee  wishing to exercise an Option shall
             ---------------
give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the Options exercised, as provided in section 7.7 above, must accompany the written notice.

     9.2     Issuance  of  Stock  Certificate.  As soon as practicable after the
             --------------------------------
receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

     9.3     Privileges  of  a  Stockholder.  An  Optionee  or  any other person
             ------------------------------
entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such Stock.

               Article X.  Termination of Employment or Services.
               -------------------------------------------------

     Except as otherwise expressly specified by the Board, all Options granted under this Plan shall be subject to the following termination provisions.

     10.1     Death.  If an Optionee's employment in the case of an Employee, or
              -----
provision of services as a Consultant in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

     10.2     Termination Other Than for Cause or Due to Death.  In the event of
              ------------------------------------------------
an Optionee's termination of employment in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, other than for Cause or by reason of death, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code section 422, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the original term of the Option. Options not exercised within the applicable period specified above shall terminate.

     In the case of an Employee, a change of duties or position within the Company, if any, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the

Board shall approve with respect to the effect of approved leaves of absence upon termination of employment.

     10.3     Termination  for Cause.  In the event of an Optionee's termination
              ----------------------
of employment in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, which termination is by the Company for Cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate.

                        Article XI.  Rights of Optionees
                        --------------------------------

     11.1     Service.  Nothing  in  this  Plan shall interfere with or limit in
              -------
any way the right of the Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

     11.2     Nontransferability.  Options  granted  under  this  Plan  shall be
              ------------------
nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                      Article XII.  Amendment, Modification
                      -------------------------------------
                           and Termination of the Plan
                           ---------------------------

     12.1     Amendment,  Modification,  and  Termination  of  the  Plan.
              -----------------------------------------------------------
The Board may at any time terminate and from time to time may amend or modify the Plan provided, however, that no such action of the Board, without approval of the stockholders, may:

(a) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

(b)     change  the  class  of  Employees  or  Consultants  eligible  to receive
Options;  or

(c)     extend  the  maximum  exercise  period  under  section  7.5.

No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

               Article XIII.  Acquisition, Merger and Liquidation
               --------------------------------------------------

     13.1     Acquisition.  Notwithstanding  anything herein to contrary, in the
              -----------
event that an Acquisition (as defined below) occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees for each Option of an amount equal to a reasonable, good faith estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price per share of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

     Where the Company does not exercise its option under this section 13.1, the remaining provisions of this Article XIII shall apply, to the extent applicable.

     13.2     Merger  or  Consolidation.  Subject  to  section  13.1  and to any
              -------------------------
required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

     13.3     Other  Transactions.  Subject  to  section  13.1, dissolution or a
              -------------------
liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of the dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of the Code.

                      Article XIV. Securities Registration
                      ------------------------------------

     14.1     Securities Registration.  In the event that the Company shall deem
              -----------------------
it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

     Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, and (b) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel to the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                          Article XV.  Tax Withholding
                          ----------------------------

     15.1     Tax  Withholding.  Whenever  shares  of  Stock are to be issued in
              ----------------
satisfaction of Options exercised under this Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements. Unless otherwise determined by the Board, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

                          Article XVI.  Indemnification
                          -----------------------------

     16.1     Indemnification.  To  the extent permitted by law, each person who
              ---------------
is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                       Article XVII.  Requirements of Law
                       ----------------------------------

     17.1     Requirements  of Law.  The granting of Options and the issuance of
              --------------------
shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     17.2     Governing  Law.  The  Plan  and  all agreements hereunder shall be
              --------------
construed  in accordance with and governed by the laws of the state of Delaware.

                      Article XVIII.  Compliance with Code
                      ------------------------------------

     18.1     Compliance  with  Code.  Incentive Stock Options granted hereunder
              ----------------------
are intended to qualify as "incentive stock options" under Code section 422. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code. Options granted hereunder to any person who is a "covered employee" under Code section 162(m) at any time when the Company is subject to Code section 162(m) are intended to qualify as performance-based compensation within the meaning of Code section 162(m)(4)(C). If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Options granted under this Plan to such "covered employees" being treated as performance-based compensation under Code section 162(m).

                                      PROXY
                        RACING CHAMPIONS ERTL CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert E. Dods and Curtis W. Stoelting, or either one of them, each with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Racing Champions Ertl Corporation to be held on May 10, 2002 at 11:00 a.m., local time, at The Signature Room at Seven Bridges, 6440 Double Eagle Drive, Woodridge, IL 60517, and at any adjournment thereof, there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO ELECT THE NOMINEES AS DIRECTORS, TO APPROVE THE RACING CHAMPIONS ERTL CORPORATION EMPLOYEE STOCK PURCHASE PLAN AND TO APPROVE THE AMENDMENT TO THE RACING CHAMPIONS ERTL CORPORATION STOCK INCENTIVE PLAN. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

                           (continued on reverse side)

PROXY  NO.                                NO.  OF  SHARES

1.     ELECTION  OF  DIRECTORS  (terms  expiring  at  the  2003  Annual Meeting)

       NOMINEES: (01) ROBERT E. DODS, (02) BOYD L. MEYER, (03) PETER K.K. CHUNG,
       (04) AVY H. STEIN, (05) DANIEL M. GILL, (06) JOHN S. BAKALAR AND (07) JOHN J. VOSICKY

      [ ]     FOR  all  nominees          [ ]     WITHHOLD  AUTHORITY
                                                  from  all  nominees

             [ ]  __________________________________
                  FOR  all  nominees  except  as  noted  above.

2. APPROVAL AND ADOPTION OF THE RACING CHAMPIONS ERTL CORPORATION EMPLOYEE STOCK PURCHASE PLAN.

          FOR     [ ]          AGAINST     [ ]          ABSTAIN     [ ]

3. APPROVAL AND ADOPTION OF PROPOSED AMENDMENT TO THE RACING CHAMPIONS ERTL CORPORATION STOCK INCENTIVE PLAN.

          FOR     [ ]          AGAINST     [ ]          ABSTAIN     [ ]

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

          MARK  HERE  FOR  ADDRESS  CHANGE  AND  NOTE  AT  LEFT.     [ ]

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

     Please sign exactly as your name appears hereon, date and return this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please add you full title as such. If shares are held by two or more persons, all holders must sign the Proxy.


Signature: ___________ Date: __________ Signature: ___________ Date: __________


                                        2